EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Consumers Bancorp, Inc. (the “Corporation”) on Form 10-K for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, the undersigned officer of the Corporation does hereby certify that to his knowledge:

a)	The Annual Report on Form 10-K of the Corporation for the fiscal year ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Steven L. Muckley
Steven L. Muckley
Chief Executive Officer and
Chief Financial Officer
Consumers Bancorp, Inc.
September 27, 2004